UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 8, 2018
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

(a)	Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 3, 2018.

(b)
At the Annual Meeting, all 11 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2019.  The results of the voting with respect to the election of directors were as follows:

Proposal 1.  Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	93,059,173	1,264,420	109,926	16,803,431
James A. Beer	94,134,685	202,948	95,886	16,803,431
Marion C. Blakey	94,132,514	219,253	81,752	16,803,431
Phyllis J. Campbell	92,927,452	1,394,121	111,946	16,803,431
Raymond L. Conner	94,129,638	208,760	95,121	16,803,431
Dhiren R. Fonseca	94,105,217	223,495	104,807	16,803,431
Susan J. Li	94,090,937	244,321	98,261	16,803,431
Helvi K. Sandvik	94,114,886	228,024	90,609	16,803,431
J. Kenneth Thompson	92,406,606	1,911,427	115,486	16,803,431
Bradley D. Tilden	93,398,323	943,659	91,537	16,803,431
Eric K. Yeaman	83,402,716	10,909,491	121,312	16,803,431

The results of voting on Proposals 2 through 4 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	92,431,145
Against	1,805,920
Abstain	196,454
Broker Non-votes	16,803,431

Proposal 3.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2018:

Number of Votes
For	109,523,580
Against	1,359,873
Abstain	353,497

Proposal 4.  A shareholder proposal regarding changes to the Company’s proxy access bylaw:

Number of Votes
For	28,307,117
Against	65,604,567
Abstain	521,835
Broker Non-votes	16,803,431

ITEM 8.01 Other Events.

On May 4, 2018, the Company’s Board of Directors made the following appointments, effective immediately:

Ms. Susan J. Li was appointed to the Audit Committee of the Company’s Board of Directors.
Ms. Marion C. Blakey was appointed as chair of, and Mr. Raymond L. Conner was appointed to serve on, the Compensation and Leadership Development Committee of the Company’s Board of Directors.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 8, 2018

/s/ Kyle B. Levine
Kyle B. Levine
Vice President Legal, General Counsel and Corporate Secretary